UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 27, 2004

                               CINEMARK USA, INC.
               (Exact name of registrant as specified in charter)


             TEXAS                     33-47040                   75-2206284
 (State or Other Jurisdiction         (Commission               (IRS Employer
       of Incorporation)              File Number)           Identification No.)


                         3900 DALLAS PARKWAY, SUITE 500
                               PLANO, TEXAS 75093
              (Address and Zip Code of Principal Executive Offices)

                                  972-665-1000
              (Registrant's telephone number, including area code)


Item 9. Regulation FD Disclosure

On May 27, 2004, Cinemark USA, Inc. announced that it has accepted for purchase and payment, pursuant to a change of control offer to purchase, any and all outstanding 9% Senior Subordinated Notes due 2013 that were validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on May 26, 2004 (the "Expiration Date"). A copy of the press release is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as an exhibit.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CINEMARK USA, INC.


Date: May 27, 2004                       By:    /s/ Michael D. Cavalier
                                         Name:  Michael D. Cavalier
                                         Title: Vice President - General Counsel

                                  EXHIBIT INDEX

        The exhibits below are numbered in accordance  with the Exhibit Table of
Item 601 of Regulation 8-K.

Exhibit No.            Description of Exhibit

99.1                   Press Release of Cinemark USA, Inc. dated May 27, 2004.

                                                                    EXHIBIT 99.1

Cinemark  USA,  Inc.  Announces  Expiration of its Change of Control Debt Tender
Offer

PLANO, Texas--May 27, 2004--Cinemark USA, Inc. (the "Company") announced today that it has accepted for purchase and payment, pursuant to a change of control offer to purchase, any and all outstanding 9% Senior Subordinated Notes due 2013 (the "Notes") that were validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on May 26, 2004 (the "Expiration Date"). The Expiration Date marks the expiration of the change of control offer, which was launched on April 6, 2004.

Holders of Notes who tendered their Notes on or prior to the Expiration Date will receive total consideration equal to 101% of the aggregate principal amount of the Notes validly tendered plus accrued and unpaid interest to, but not including, the date of purchase ("Change of Control Offer Price"). The Company will pay the Change of Control Offer Price on June 1, 2004.

An aggregate principal amount of $17.75 million of the Notes were validly tendered and not withdrawn as of 5:00 p.m., New York time, on the Expiration Date. Upon purchase of the Notes tendered on June 1, 2004, approximately $342.25 million in aggregate principal amount of the Notes will remain outstanding.

This press release shall not constitute an offer to purchase or a solicitation of acceptance of the tender offer, which may be made only pursuant to the terms of the offer to purchase and the related transmittal documents.

The Company intends that this press release be governed by the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995 (the "PSLR Act") with respect to statements that may be deemed to be forward-looking statements under the PSLR Act. Such forward-looking statements may include, but are not limited to, the Company and any of its subsidiaries' long-term theatre strategy. Actual results could differ materially from those indicated by such forward-looking statements due to a number of factors.